Exhibit 10.4

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”), dated as of June 1, 2005, among HMY RoomStore, Inc., a Virginia corporation (the “Company”), and the Persons identified on the signature pages hereto (each a “Holder” and collectively, the “Holders”).

WHEREAS, pursuant to the Amended and Restated Joint Plan of Reorganization Proposed by HMY RoomStore, Inc. and the Official Committee of Unsecured Creditors, dated March 9, 2005, as amended, modified or supplemented on or prior to the date hereof (the “Plan”), the Holders are entitled to receive shares of the common stock, $.01 par value (the “Common Stock”), of the Company;

WHEREAS, the parties hereto desire to set forth the Holders’ rights and Company’s obligations to cause the registration of the Registrable Securities pursuant to the Securities Act;

NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Definitions and Usage.

1.1. Definitions. As used herein, unless the context otherwise requires, the following terms have the following meanings:

“Affiliate” shall mean with respect to any Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person.

“Agent” shall mean the principal placement agent on an agented placement of Registrable Securities.

“Agreement” shall have the meaning set forth in the first paragraph of this Agreement.

“Assignee” shall have the meaning set forth in Section 11 of this Agreement.

“Commission” shall mean the Securities and Exchange Commission.

“Company” shall have the meaning set forth in the first paragraph of this Agreement.

“Continuously Effective,” with respect to a specified registration statement, shall mean that it shall not cease to be effective and available for Transfers of Registrable Securities thereunder for longer than either (i) any 10 consecutive business days, or (ii) an aggregate of 15 business days during the period specified in the relevant provision of this Agreement.

“Demand Registration” shall have the meaning set forth in Section 2.1 (i).

“Demand Participation Deadline” shall have the meaning set forth in Section 2.1(iii).

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Form S-3 Demand” shall have the meaning set forth in Section 3.5.

“Holder” and “Holders” shall have the meaning set forth in the first paragraph of this Agreement, and shall include permitted successors and Assignees of a Holder (provided that the securities so transferred continue to be considered Registrable Securities).

“Initial Public Offering” shall mean the first offering of shares of Common Stock registered pursuant to the Securities Act.

“Initiating Form S-3 Holder” shall have the meaning set forth in Section 3.5.

“Person” shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or other agency or political subdivision thereof.

“Piggyback Notice” shall have the meaning set forth in Section 3.1.

“Piggyback Registration” shall have the meaning set forth in Section 3.1.

“Register,” “Registered” and “Registration” shall refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering by the Commission of effectiveness of such registration statement or document.

“Registrable Securities” shall mean: (i) the shares of Common Stock distributed to the Holders pursuant to the Plan; (ii) any shares of Common Stock or other securities issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange by the Company generally for, or in replacement by the Company generally of, such shares of Common Stock; and (iii) any securities issued in exchange for such shares of Common Stock in any merger, consolidation or other reorganization of the Company; provided, however, that Registrable Securities shall not include any securities which have theretofore been registered and sold pursuant to the Securities Act or which have been sold to the public pursuant to Rule 144 or any similar rule promulgated by the Commission pursuant to the Securities Act. For purposes hereof, a Person shall be deemed to be an owner of Registrable Securities whenever such Person has the right to acquire such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has been effected.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Selling Holders” shall mean, with respect to a specified registration pursuant to this Agreement, the Holders whose Registrable Securities are included in such registration.

“Transfer” will mean and include the act of selling, giving, transferring, creating a trust (voting or otherwise), assigning or otherwise disposing of (other than pledging, hypothecating or otherwise transferring as security) (and correlative words shall have correlative meanings); provided however, that any transfer or other disposition upon foreclosure or other exercise of remedies of a secured creditor after an event of default under or with respect to a pledge, hypothecation or other transfer as security shall constitute a “Transfer.”

“Trust” shall mean the Heilig-Meyers Liquidation Trust.

“Underwriters’ Representative” shall mean the managing underwriter, or, in the case of a co-managed underwriting, the managing underwriter designated as the Underwriters’ Representative by the co-managers.

“Valid Business Reason” shall have the meaning set forth in Section 2.1(ii).

“Violation” shall have the meaning set forth in Section 7.1.

1.2. Usage.

(a) References to a Person are also references to its assigns and successors in interest (by means of merger, consolidation or sale of all or substantially all the assets of such Person or otherwise, as the case may be).

(b) References to Registrable Securities “owned” by a Holder shall include Registrable Securities beneficially owned by such Person but which are held of record in the name of a nominee, trustee, custodian, or other agent.

(c) References to a document are to it as amended, waived and otherwise modified from time to time and references to a statute or other governmental rule are to it as amended and otherwise modified from time to time (and references to any provision thereof shall include references to any successor provision).

(d) References to Sections or to Schedules or Exhibits are to sections hereof or schedules or exhibits hereto, unless the context otherwise requires.

(e) The definitions set forth herein are equally applicable both to the singular and plural forms and the feminine, masculine and neuter forms of the terms defined.

(f) The term “including” and correlative terms shall be deemed to be followed by “without limitation” whether or not followed by such words or words of like import.

(g) The term “hereof” and similar terms refer to this Agreement as a whole.

(h) The “date of” any notice or request given pursuant to this Agreement shall be determined in accordance with Section 12.2.

Section 2. Demand Registration.

2.1. Request.

(a) If at any time the Trust shall make a written request to the Company that the Company effect the registration under the Securities Act of all or part of the Trust’s Registrable Securities, the Company will use its commercially reasonable efforts to effect the registration under the Securities Act of the Registrable Securities which the Company has been so requested to register (a “Demand Registration”), and the Trust shall be entitled to have included therein (subject to Section 2.7) all or such number of the Trust’s Registrable Securities, as the Trust shall request in writing; provided, however, that no request may be made pursuant to this Section 2.1 if within six months prior to the date of such request a Demand Registration statement pursuant to this Section 2.1 shall have been declared effective by the Commission. Any request made pursuant to this Section 2.1 shall be addressed to the attention of the Secretary of the Company, and shall specify the number of Registrable Securities to be registered, the intended methods of disposition thereof and that the request is for a Demand Registration pursuant to this Section 2. 1(i).

(b) The Company shall be entitled to postpone the filing of any Demand Registration statement otherwise required to be prepared and filed pursuant to this Section 2.1, if the Board of Directors of the Company determines, in its reasonable good faith judgment (with the concurrence of the managing underwriter, if any), that such registration and the offering and sale of the Registrable Securities contemplated thereby would materially interfere with, or require premature disclosure of, any financing, acquisition, reorganization or other material business transaction or situation involving the Company or any of its wholly owned subsidiaries (a “Valid Business Reason”) and the Company promptly gives the Trust notice of such determination; provided, however, that the Company shall not have postponed pursuant to this Section 2.1(ii) the filing of any other Demand Registration statement otherwise required to be prepared and filed pursuant to this Section 2.1 during the six month period ended on the date of the relevant request pursuant to Section 2.1(i): and provided, further, that the right to postpone such filing shall be exercised by the Company not more than once in any 12 month period and the Company shall only have the right to postpone such filing for so long as such Valid Business Reason exists (but not more than 90 days).

(c) Whenever the Company shall have received a demand pursuant to Section 2.1(i) to effect the registration of any Registrable Securities, the Company shall promptly give written notice of such proposed registration to all Holders. Any Holder may, within 20 days after receipt of such notice (the “Demand Participation Deadline”), request in writing that all of such Holder’s Registrable Securities, or any portion thereof designated by such Holder, be included in the registration.

2.2. Procedure Following Request. Following receipt of a request for a Demand Registration, the Company shall:

(a) File the registration statement with the Commission as promptly as practicable, but in no event later than 90 days after the demand, and shall use its commercially reasonable efforts to have the registration declared effective under the Securities Act as soon as reasonably practicable, in each instance giving due regard to the need to prepare current financial statements, conduct due diligence and complete other actions that are reasonably necessary.

(b) Use its commercially reasonable efforts to keep the relevant registration statement Continuously Effective for up to 180 days or until such earlier date as of which all the Registrable Securities under the Demand Registration Statement shall have been disposed of in the manner described in the registration statement. Notwithstanding the foregoing, if for any reason the effectiveness of a registration pursuant to this Section 2 is suspended or postponed as permitted by Section 2.1(ii), the foregoing period shall be extended by the aggregate number of days of such suspension or postponement.

2.3. Limitations on Demand Registrations. Notwithstanding anything in this Section 2 to the contrary, in no event shall the Company shall be obligated to effect more than four Demand Registrations in the aggregate.

2.4. Effective Registration Statement. A Demand Registration pursuant to this Section 2 shall not be deemed to have been effected: (i) unless a registration statement with respect thereto has become effective; (ii) if, after such registration statement has become effective, such registration or the related offer, sale or distribution of Registrable Securities thereunder is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to the Selling Holders of Registrable Securities and such interference is not thereafter eliminated; or (iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived, other than by reason of a failure on the part of the Selling Holders of Registrable Securities. If the Company shall have complied with its obligations under this Agreement, a right to demand a registration pursuant to this Section 2 shall be deemed to have been satisfied upon the earlier of (x) the date as of which all of the Registrable Securities included therein shall have been disposed of pursuant to the registration statement or (y) the date as of which such Demand Registration shall have been Continuously Effective for a period of 180 days, provided no stop order or similar order, or proceeding for such an order, is thereafter entered or initiated.

2.5. Registration Statement Form. A registration pursuant to this Section 2 shall be on such appropriate registration form of the Commission as shall be selected by the Trust and that shall be reasonably acceptable to the Company.

2.6. Selection of Underwriters. If any registration pursuant to this Section 2 involves an underwritten offering (whether on a “firm,” “best efforts” or “all reasonable efforts” basis or otherwise), or an agented offering, the Trust, shall have the right to select the underwriter or underwriters and manager or managers to administer such underwritten offering or the placement agent or agents for such agented offering, subject to the Company’s approval, which shall not be unreasonably withheld or delayed.

2.7. Priority in Requested Registration. Whenever the Company shall effect a registration pursuant to this Section 2 in connection with an underwritten offering by one or more Selling Holders of Registrable Securities, if the Underwriters’ Representative or Agent advises the Company in writing (with a copy to each Selling Holder) that, in its opinion, the number or amount of Registrable Securities to be included in such offering exceeds the number or amount which can be sold in such offering within a price range acceptable to the Trust, then Registrable Securities shall be included in such offering and the related registration only in the amount the managing underwriter states, in writing, can be sold within such price range. The Registrable Securities to be offered upon such limitation shall be allocated: (A) first, up to the full number of Registrable Securities proposed to be offered by the Trust shall be included; and (B) second, to the extent an amount of securities recommended by the Underwriters’ Representative or Agent remains available, Registrable Securities proposed to be offered by the Holders, other than the Trust, shall be included (allocated pro rata in proportion to the number of Registrable Securities requested to be included in the offering by each such Holder, to the extent necessary to reduce the total number of securities to be included in such offering to the amount recommended by such Underwriters’ Representative or Agent).

Section 3. Piggyback Registration; Registration on Form S-3.

3.1. Right to Piggyback. If at any time the Company proposes to register (including for this purpose a registration effected by the Company for shareholders of the Company other than the Holders) securities under the Securities Act (except on Form S-4, Form S-8, or any successor forms thereof) whether or not for its own account, then the Company shall give each Holder of Registrable Securities written notice of such proposed registration (a “Piggyback Registration”) at least 30 days before the anticipated filing date (the “Piggyback Notice”). Upon the written request of each Holder given within 15 days of the Piggyback Notice, the Company shall use its commercially reasonable efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested in writing to register by the Holders thereof; provided, however, that such right of inclusion shall not apply to any registration statement covering an underwritten offering of convertible debt securities. The Company shall have the absolute right to withdraw or cease to prepare or file any registration statement for any offering referred to in this Section 3.1 without any obligation or liability to any Holder.

3.2. Priority on Piggyback Registrations. The Company shall cause the Underwriters’ Representative or Agent of a proposed underwritten offering to permit Holders of Registrable Securities in such offering to include all such Registrable Securities on the same terms and conditions as any similar securities, if any, of the Company or any selling security holder included therein; provided, that if the Underwriters’ Representative or Agent of such underwritten offering determines in good faith that the total number of securities that such Holders, the Company, and any other persons having rights to participate in such registration, propose to include in such offering is such as to materially and adversely affect the success of such offering, then the securities to be offered shall be allocated as follows: (A) first, the full number of securities proposed to be offered by the Company for its own account shall be included in such registration; (B) then, up to the full number of Registrable Securities proposed to be offered by the Trust shall be included in such registration; (C) then, up to the full number of Registrable Securities proposed to be offered by Holders, other than the Trust, shall be included in such registration (allocated among such Holders pro rata in proportion to the number of Registrable Securities requested to be included in the offering by each such Holder, to the extent necessary to reduce the total number of securities to be included in such offering to the amount recommended by the Underwriters’ Representative or Agent); and (D) to the extent an amount of securities recommended by the Underwriters’ Representative or Agent remains available, up to that amount of securities shall be included in such registration for the account of all other persons (allocated pro rata in proportion to the respective dollar amounts of securities requested to be included, to the extent necessary to reduce the total number of securities to be included in such offering to the amount recommended by such Underwriters’ Representative or Agent).

3.3. Limitations on Piggyback Registrations. Each Holder of Registrable Securities shall be entitled to unlimited Piggyback Registrations pursuant to the terms of this Section 3.

3.4. No Liability for Delay. So long as the Company complies with the terms and conditions of this Agreement and its obligations hereunder, the Company shall not be held responsible for any delay in the filing or processing of a registration statement under Section 3.1 which includes any Registrable Securities nor for any delay in requesting the effectiveness of such registration statement due to requests by Holders of Registrable Securities pursuant to Section 3.1.

3.5. Registration on Form S-3. At any time after the Company has completed an underwritten Initial Public Offering of shares of Common Stock pursuant to an effective registration statement under the Securities Act, any Holder of Registrable Securities (the “Initiating Form S-3 Holder”) may request that the Company file a registration statement under the Securities Act on Form S-3 (or similar or successor form), covering the sale or other distribution of all or any portion of the Registrable Securities held by such Initiating Form S-3 Holder, pursuant to Rule 415 under the Securities Act (“Form S-3 Demand”), if (i) the reasonably anticipated aggregate gross proceeds resulting from the sale of the Registrable Securities covered by such registration statement would equal or exceed $1,000,000, and (ii) the Company is a registrant qualified to use Form S-3 (or any similar or successor form) to register such Registrable Securities. If such conditions are met, the Company shall use its commercially reasonable efforts to register under the Securities Act on Form S-3 (or any similar or successor form) at the earliest practicable date, for sale in accordance with the method of disposition specified in the Form S-3 Demand, the number of Registrable Securities specified in such Form S-3 Demand. Notwithstanding the foregoing, if the Company shall furnish to the Initiating Form S-3 Holders a certificate signed by the Chief Executive Officer and Chief Financial Officer of the Company stating that a Valid Business Reason exists, the Company shall have the right to defer taking action with respect to such filing for a period of 90 days after receipt of the Form S-3 Demand. Notwithstanding the foregoing, the Company shall not be obligated to file more than one Form S-3 pursuant to this Section 3.5 in any given six month period and shall only be required to keep such Form S-3 (or any similar or successor form) effective for a period not to exceed 180 days. The Company shall not be obligated to register the Registrable Securities of any Holder pursuant to a Form S-3 Demand if, in the opinion of counsel to the Company reasonably satisfactory to the Initiating Form S-3 Holder and its counsel (or, if the Initiating Form S-3 Holder has engaged an investment banking firm, to such investment banking firm and its counsel), the sale or other disposition of such Holder’s Registrable Securities, in the manner proposed by such Holder (or by such investment banking firm), may be effected without registering such Registrable Securities under the Securities Act.

Section 4. Registration Procedures. Whenever required under Section 2 or Section 3 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as practicable:

4.1. Registration Statement. Prepare and file with the Commission a registration statement with respect to such Registrable Securities and use the Company’s commercially reasonable efforts to cause such registration statement to become effective; provided, however, that before filing a registration statement or prospectus or any amendments or supplements thereto (including documents that would be incorporated by reference or deemed to be incorporated therein by reference after the initial filing of the registration statement and prior to effectiveness thereof) required to be filed hereunder, the Company shall furnish to the Underwriters’ Representative and Selling Holders, copies of all such documents in the form substantially as proposed to be filed with the Commission prior to filing for review and comment. The Company shall not file any such registration statement or prospectus or any amendments or supplements thereto (including such documents that, upon filing, would be incorporated or deemed to be incorporated by reference therein) to which the Trust, its counsel, or the Underwriters’ Representative, if any, shall reasonably object, in writing, on a timely basis.

4.2. Amendments and Supplements. Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for such period as shall be required for the disposition of all such Registrable Securities in accordance with the intended methods of distribution set forth in such registration statement which shall be to the reasonable satisfaction of the Selling Holders of Registrable Securities covered by such registration statement. In the event that any Registrable Securities included in a registration statement subject to, or required by, this Agreement remain unsold at the end of the period during which the Company is obligated to use its commercially reasonable efforts to maintain the effectiveness of such registration statement, the Company may file a post-effective amendment to the registration statement for the purpose of removing such securities from registered status.

4.3. Prospectus. Furnish to each Selling Holder of Registrable Securities, without charge, such numbers of conformed copies of the registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other related documents as any such Selling Holder may reasonably request in order to facilitate the disposition of Registrable Securities owned by such Selling Holder.

4.4. Blue Sky Laws. Use its commercially reasonable efforts: (i) to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such states of the United States where an exemption is not available and as the Trust shall reasonably request; (ii) to keep such registration or qualification in effect for so long as such registration statement remains in effect; and (iii) to take any other action which may be reasonably necessary or advisable to enable such Selling Holders to consummate the disposition in such jurisdictions of the securities sold by such Selling Holders; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

4.5. Customary Agreements. Enter into customary agreements (including an underwriting agreement, if such proposed registration is to be an underwritten offering, containing representations and warranties, conditions to closing and indemnification and contribution obligations in customary form) and use its commercially reasonable efforts to obtain any necessary consents, including without limitation any necessary consents of the Company’s lenders, in connection with any proposed registration and sale of Registrable Securities. The Company shall also cooperate with the Trust and the Underwriters’ Representative or Agent for such offering in the marketing of the Registrable Securities, including making available the Company’s officers, accountants, counsel, premises, books and records for such purpose, but the Company shall not be required to incur any material out-of-pocket expense pursuant to this sentence.

4.6. Notifications to Selling Holders. Promptly notify in writing each Selling Holder: (i) at any time when a prospectus relating to the Registrable Securities covered by such registration statement is required to be delivered under the Securities Act, (A) upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and at the request of any such Selling Holder promptly prepare and furnish to it a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, (B) of any request by the Commission or any Federal or state governmental authority for amendments or supplements to a registration statement or related prospectus covering Registrable Securities or for additional information relating thereto, (C) of the issuance or threatened issuance by the Commission of any stop order suspending or threatening to suspend the effectiveness of a registration statement covering the Registrable Securities or (D) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any Registrable Security for sale in any jurisdiction, or the initiation or threatening of any proceeding for such propose; and (ii) when each registration statement or any amendment thereto has been filed with the Commission and when each registration statement or any post-effective amendment thereto has become effective.

4.7. Withdrawal of Order; Lifting of Suspension. Use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification, or exemption from qualification, of any of the Registrable Securities for sale in any jurisdiction as promptly as possible.

4.8. Participation of Selling Holders. Permit any Selling Holder who might be deemed, in the sole discretion and exclusive judgment of such Holder, to be an underwriter or controlling person of the Company to participate in the preparation of such registration statement or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such Holder and its counsel should be included.

4.9. Due Diligence. Make available for inspection by any Selling Holder, any underwriter participating in such offering and the representatives of such Selling Holder and underwriter (but not more than one firm of counsel to such Selling Holders), all financial and other information as shall be reasonably requested by them, and provide the Selling Holder, any underwriter participating in such offering and the representatives of such Selling Holder and underwriter the reasonable opportunity to discuss the business affairs of the Company with its principal executives and independent public accountants who have certified the audited financial statements included in such registration statement, in each case all as necessary to enable them to exercise their due diligence responsibility under the Securities Act; provided, however, that information that the Company determines, in good faith, to be confidential and which the Company advises such Person in writing, is confidential shall not be disclosed unless such Person signs a confidentiality agreement reasonably satisfactory to the Company or the related Selling Holder of Registrable Securities agrees to be responsible for such Person’s breach of confidentiality on terms reasonably satisfactory to the Company.

4.10. Comfort Letter; Legal Opinion. Use its commercially reasonable efforts to furnish to each Selling Holder: (i) a “comfort letter” from its independent public accountants who have certified the Company’s financial statements included or incorporated by reference in such registration statement; and (ii) a legal opinion of counsel to the Company addressed to the Selling Holders, in each case in customary form and covering such matters of the type customarily covered by such letters, and in a form that shall be reasonably satisfactory to the Trust. The Company shall furnish to each Selling Holder a signed counterpart of any such comfort letter or legal opinion. Delivery of any such opinion or comfort letter shall be subject to the recipient furnishing such written representations or acknowledgements as are customarily provided by selling shareholders who receive such comfort letters or opinions.

4.11. Transfer Agent and Registrar. Provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement.

4.12. Listing and Other Requirements. Use its commercially reasonable efforts to cause the Registrable Securities covered by such registration statement: (i) if the Common Stock is then listed on a securities exchange or included for quotation in a recognized trading market, to continue to be so listed or included for a reasonable period of time after the offering; and (ii) to be registered with or approved by such other United States or state governmental agencies or authorities as may be necessary in the opinion of counsel to the Company and counsel to the Trust to enable the Selling Holders of Registrable Securities covered by such registration statement to consummate the disposition of such Registrable Securities.

4.13. CUSIP Number. Use its commercially reasonable efforts to provide a CUSIP number for the Registrable Securities prior to the effective date of the first registration statement including Registrable Securities.

4.14. Other Required Actions. Take such other actions as are reasonably required in order to expedite or facilitate the disposition of Registrable Securities included in each such registration.

Section 5. Selling Holders’ Obligations. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Securities of any Selling Holder of Registrable Securities that such Selling Holder shall:

(a) furnish to the Company such information regarding such Selling Holder, the number of the Registrable Securities owned by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Selling Holder’s Registrable Securities, and to cooperate with the Company in preparing such registration; and

(b) agree to sell their Registrable Securities to the underwriters at the same price and on substantially the same terms and conditions as the Company or the other Persons on whose behalf the registration statement was being filed have agreed to sell their securities, and to execute the underwriting agreement agreed to by the Trust (in the case of a registration under Section 2) or the Company and the Trust (in the case of a registration under Section 3).

Section 6. Expenses of Registration. Expenses in connection with registrations pursuant to this Agreement shall be allocated and paid as follows:

6.1. Registration Expenses. The Company shall bear and pay all expenses incurred in connection with any registration, filing, or qualification of Registrable Securities for each Selling Holder, including all registration, listing, filing and National Association of Securities Dealers, Inc. fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the reasonable fees and disbursements of counsel for the Company, and of the Company’s independent public accountants, including the expenses of “cold comfort” letters required by or incident to such performance and compliance, and the reasonable fees and disbursements of one firm of counsel (which firm shall be selected by the Trust and shall be reasonably acceptable to the Company) for all persons selling securities (other than Company) in such registration statement (the “Registration Expenses”), but excluding underwriting discounts and commissions relating to Registrable Securities (which shall be paid on a pro rata basis by the Selling Holders) provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2 if the registration is subsequently withdrawn at the request of the Trust (in which case all Selling Holders shall bear such expense), unless the Trust agrees that such withdrawn registration shall constitute one of the demand registrations under Section 2 hereof.

6.2. Failure to Pay Expenses. Any failure of the Company to pay any Registration Expenses as required by this Section 6 shall not relieve the Company of its other obligations under this Agreement.

Section 7. Indemnification; Contribution. If any Registrable Securities are included in a registration statement under this Agreement:

7.1. Indemnification by the Company. To the extent permitted by applicable law, the Company shall indemnify and hold harmless each Selling Holder, each Person, if any, who controls such Selling Holder within the meaning of the Securities Act, and each officer, director, partner, employee, agent and affiliate of such Selling Holder and such controlling Person, against any and all losses, claims, damages, liabilities and expenses (joint or several), including attorneys’ fees and disbursements and expenses of investigation, incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may become subject under the Securities Act, the Exchange Act or other federal or state laws, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”):

(a) Any untrue statement or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendments or supplements thereto;

(b) The omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein in the light of the circumstances in which they were made not misleading; or

(c) Any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any applicable state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any applicable state securities law; provided, however, that the indemnification required by this Section 7.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished to the Company by the indemnified party expressly for use in connection with such registration; provided, further, that the indemnity agreement contained in this Section 7 shall not apply to any underwriter to the extent that any such loss is based on or arises out of an untrue statement or alleged untrue statement of a material fact, or an omission or alleged omission to state a material fact, contained in or omitted from any preliminary prospectus if the final prospectus shall correct such untrue statement or alleged untrue statement, or such omission or alleged omission, and a copy of the final prospectus has not been sent or given to such person at or prior to the confirmation of sale to such person if such underwriter was under an obligation to deliver such final prospectus and failed to do so. The Company shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers, directors, agents and employees and each Person who controls such Persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Selling Holders.

7.2. Indemnification by the Selling Holders. To the extent permitted by applicable law, each Selling Holder, severally and not jointly, shall indemnify and hold harmless the Company, each of its directors, each of its officers who shall have signed the registration statement, its agents, each Person, if any, who controls the Company within the meaning of the

Securities Act, any other Selling Holder, any controlling Person of any such other Selling Holder and each officer, director, partner, and employee of such other Selling Holder and such controlling Person, against any and all losses, claims, damages, liabilities and expenses (joint and several), including attorneys’ fees and disbursements and expenses of investigation, incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may otherwise become subject under the Securities Act, the Exchange Act or other federal or state laws, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Selling Holder expressly for use in connection with such registration; provided, however, that (a) the indemnification required by this Section 7.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if settlement is effected without the consent of the relevant Selling Holder of Registrable Securities, which consent shall not be unreasonably withheld, and (b) in no event shall the amount of any indemnity under this Section 7.2 exceed the net proceeds from the applicable offering received by such Selling Holder.

7.3. Notice of Claims, etc. Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, suit, proceeding, investigation or threat thereof made in writing for which such indemnified party may make a claim under this Section 7, such indemnified party shall deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually reasonably satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and disbursements and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflicting interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party shall not relieve the indemnifying party of its obligations under this Section 7, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. Any fees and expenses incurred by the indemnified party (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) shall be paid to the indemnified party, as incurred, within 30 days of written notice thereof to the indemnifying party (regardless of whether it is ultimately determined that an indemnified party is not entitled to indemnification hereunder). Any such indemnified party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be the fees and expenses of such indemnified party unless (a) the indemnifying party has agreed to pay such fees and expenses, (b) the indemnifying party shall have failed to promptly assume the defense of such action, claim or proceeding or (c) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party and that the assertion of such defenses would create a conflict of interest such that counsel employed by the indemnifying party could not faithfully represent the indemnified party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action, claim or proceeding on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties, unless in the reasonable judgment of such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such action, claim or proceeding, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels). No indemnifying party shall, without the consent of the indemnified party, not to be unreasonably withheld, consent to entry of judgment or enter into any settlement of any action, proceeding or claim, which does not include as an unconditional term thereof, the giving by the claimant or plaintiff to such indemnified party a release from all liability in respect to such claim or litigation.

7.4. Contribution. If the indemnification provided for in this Section 7 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to in this Section 7:

(a) The indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses, (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the indemnifying party and the indemnified party from the offering of the securities covered by such registration statement in connection with which the actions resulting in such losses, claims, damages, liabilities or expenses occurred. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any Violation has been committed by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such Violation. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 7.1 and Section 7.2, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

(b) No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

7.5. When Indemnification Available No Consideration of Relative Fault. If indemnification is available under this Section 7, the indemnifying parties shall indemnify each indemnified party to the full extent provided in this Section 7 without regard to the relative fault of such indemnifying party or indemnified party or any other equitable consideration referred to in Section 7.4.

7.6. Other Indemnification. Indemnification and contribution similar to that specified in the preceding subdivisions of this Section 7 (with appropriate modifications) shall be given by the Company and Selling Holders with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority other than the Securities Act.

7.7. Survival of Indemnification. The obligations of the Company and the Selling Holders of Registrable Securities under this Section 7 shall survive the completion of any offering of Registrable Securities pursuant to a registration statement under this Agreement.

Section 8. Holdback. Each Holder which has Registrable Securities included in a registration statement prepared pursuant to this Agreement, if so requested by the Underwriters’ Representative or Agent in connection with an offering of any securities covered by a registration statement filed by Company, shall not effect any public sale or distribution of shares of Common Stock or any securities convertible into or exchangeable or exercisable for shares of Common Stock, including a sale pursuant to Rule 144 under the Securities Act (except as part of such underwritten or agented registration), during the 15-day period prior to, and during the 120-day period beginning on, the date such registration statement is declared effective under the Securities Act by the Commission, provided, that such Holder is timely notified of such effective date in writing by the Company or such Underwriters’ Representative or Agent. In order to enforce the foregoing covenant, the Company shall be entitled to impose stop-transfer instructions with respect to the Registrable Securities of each Holder until the end of such period.

Section 9. Certain Other Agreements.

(a) No agreement granting any registration rights to any Person with respect to any of the Company’s securities currently remains in force and effect. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders in this Agreement, including without limitation, entering into any agreement which would permit the registration of any securities to the exclusion of any portion of the Registrable Securities, unless such exclusion is first waived in writing by the Trust. Without limiting the generality of the foregoing and unless so waived, any registration rights hereafter granted by the Company shall be subordinate to the registration rights granted under this Agreement, and the Company shall obtain the written agreement of each Person to whom such other registration rights may be granted or may become available to such effect.

(b) The Company will not effect or permit to occur, any combination or subdivision of Registrable Securities, which would adversely affect the ability of Holders to include such Registrable Securities in any registration of its securities contemplated by Sections 2 and 3 or the marketability of such Registrable Securities under any such registration.

(c) With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and other rules and regulations of the Commission that may at any time permit a Holder to sell Registrable Securities to the public without registration, the Company covenants that it shall (a) file in a timely manner all reports and other documents required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder and (b) take such further action as each Holder may reasonably request (including, but not limited to, providing any information necessary to comply with Rule 144 under the Securities Act) at any time after the date which is 90 days following the effective date of the first registration statement filed by the Company with, and declared effective by, the Commission, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (y) Rule 144 (if available with respect to resales of the Registrable Securities) under the Securities Act, as such rule may be amended from time to time, or (z) any other similar rules or regulations now existing or hereafter adopted by the Commission.

Section 10. Amendment, Modification and Waivers; Further Assurances.

(a) This Agreement may be amended with the consent of the Company and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act from the Trust; provided, that if an amendment, action or omission to act would adversely affect or impair the rights of the Holders of Registrable Securities, other than the Trust, and does not adversely affect or impair the rights of the Trust to the same extent, then the Company shall also obtain the written consent of all Holders owning Registrable Securities, to such amendment, action or omission to act.

(b) No waiver of any terms or conditions of this Agreement shall operate as a waiver of any other breach of such terms and conditions or any other term or condition, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof. No written waiver hereunder, unless it by its own terms explicitly provides to the contrary, shall be construed to effect a continuing waiver of the provisions being waived and no such waiver in any instance shall constitute a waiver in any other instance or for any other purpose or impair the right of the party against whom such waiver is claimed in all other instances or for all other purposes to require full compliance with such provision.

(c) Each of the parties hereto shall execute all such further instruments and documents and take all such further action as any other party hereto may reasonably require in order to effectuate the terms and purposes of this Agreement.

Section 11. Assignment; Benefit. This Agreement and all of the provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, assigns, executors, administrators or successors. Any Holder may, at its election and at any time and from time to time, assign its rights under this Agreement, in whole or in part, to any Person to whom the Holder sells, assigns or otherwise transfers its Registrable Securities (an “Assignee”); provided, that, other than an assignment to a Holder or an Affiliate of a Holder under this Agreement, no such assignment shall be binding on or obligate the Company to any such Assignee unless and until the Assignee delivers to the Company both a written notice stating the name and address of the Assignee and identifying the securities with respect to which such rights are being assigned and a written instrument by which such Assignee agrees to be bound by the terms and obligations of this Agreement as if such Assignee was a party hereto.

Section 12. Miscellaneous.

12.1. Governing Law. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

12.2. Notices. All notices and requests given pursuant to this Agreement shall be in writing and shall be made by hand-delivery, first-class mail (registered or certified, return receipt requested), confirmed facsimile or overnight air courier guaranteeing next business day delivery addressed: (i) if to any Holder, to the address shown on the stock ledger of the Company; or (ii) if to the Company, addressed to it at its principal executive office. Except as otherwise provided in this Agreement, the date of each such notice and request shall be deemed to be, and the date on which each such notice and request shall be deemed given shall be: at the time delivered, if personally delivered or mailed; when receipt is acknowledged, if sent by facsimile; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next business day delivery.

12.3. Entire Agreement; Integration. This Agreement supersedes all prior agreements between or among any of the parties hereto with respect to the subject matter contained herein and therein, and this Agreement embodies the entire understanding among the parties relating to such subject matter.

12.4. Injunctive Relief. Each of the parties hereto acknowledges that in the event of a breach by any of them of any material provision of this Agreement, the aggrieved party may be without an adequate remedy at law. Each of the parties therefore agrees that in the event of such a breach hereof the aggrieved party may elect to institute and prosecute proceedings in any court of competent jurisdiction to enforce specific performance or to enjoin the continuing breach hereof. By seeking or obtaining any such relief, the aggrieved party shall not be precluded from seeking or obtaining any other relief to which it may be entitled.

12.5. Section Headings. Section headings are for convenience of reference only and shall not affect the meaning of any provision of this Agreement.

12.6. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, and all of which shall together constitute one and the same instrument. All signatures need not be on the same counterpart.

12.7. Severability. If any provision of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall not affect the validity and enforceability of the remaining provisions of this Agreement, unless the result thereof would be unreasonable, in which case the parties hereto shall negotiate in good faith as to appropriate amendments hereto.

12.8. Filing. A copy of this Agreement and of all amendments thereto shall be filed at the principal executive office of the Company with the corporate recorder of the Company.

12.9. Termination. This Agreement may be terminated at any time by a written instrument signed by the Company and each holder of Restricted Securities. Unless sooner terminated in accordance with the preceding sentence, this Agreement (other than Section 7 hereof) shall terminate in its entirety on such date as there shall be no Registrable Securities outstanding; provided, that any shares of Common Stock previously subject to this Agreement shall not be Registrable Securities following the sale of any such shares in an offering registered pursuant to this Agreement.

12.10. No Third Party Beneficiaries. Except as provided in Sections 7 and 11 hereof, nothing herein expressed or implied is intended to confer upon any person, other than the parties hereto or their respective permitted assigns, successors, heirs and legal representatives, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

(F/K/A HMY ROOMSTORE, INC.)

By:	/s/ Brian D. Bertonneau
	Name:	Brian D. Bertonneau
	Title:	Senior V.P. & General Counsel

Agreed and accepted as of the date first written above by the following, in their capacity as Holders:

Heilig-Meyers Liquidation Trust

By:	/s/ Anthony H.N. Schnelling
	Name:	Anthony H.N. Schnelling
	Title:	Liquidation Trustee

[Signature Pages to Registration Rights Agreement]